Exhibit 99.1

BLUE COAT REPORTS FINANCIAL RESULTS FOR THIRD QUARTER

ENDED JANUARY 31, 2008

Achieves Record Net Revenue and 11% Sequential Quarterly Revenue Growth

SUNNYVALE, Calif., February 21, 2008 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the leader in WAN Application Delivery and Secure Web Gateway, today reported its financial results for its third quarter of fiscal 2008 ended January 31, 2008. Net revenue for the third fiscal quarter of 2008 was $81.4 million, an increase of 73% compared to net revenue of $47.1 million for the same quarter last year and an 11% increase compared to net revenue of $73.4 million in the immediately preceding quarter.

On a GAAP basis, the Company reported net income of $10.5 million, or $0.26 per diluted share, in the third quarter of fiscal 2008, compared to net income of $7.0 million, or $0.17 per diluted share in the second quarter of fiscal 2008. Net income in the third quarter of fiscal 2008 includes $4.0 million in stock-based compensation expense, $0.4 million in expenses associated with the stock option investigation and related restatement of the Company’s consolidated financial statements, and $0.4 million in amortization of intangible assets. In the second quarter of fiscal 2008, net income included $4.0 million in stock-based compensation expense, $0.7 million in expenses associated with the stock option investigation and related restatement of the Company’s consolidated financial statements, $0.4 million in amortization of intangible assets, and approximately $0.3 million in legal settlement expenses.

The Company reported non-GAAP net income of $15.3 million, or $0.38 per diluted share, in the third quarter of fiscal 2008, compared to non-GAAP net income of $12.4 million, or $0.30 per diluted share in the second quarter of fiscal 2008.

“We have experienced dramatic success in the WAN optimization market indicated by record net revenue and sustained double-digit growth, which reflects the value placed by enterprises on a complete solution to application responsiveness and security and control in the branch office,” said Brian NeSmith, president and chief executive officer, Blue Coat Systems. “The platform we have evolved over the past 12 years is now the ideal solution to solve the performance, control and security issues for branch offices, Internet gateway points and remote employees.”

Blue Coat ended the quarter on January 31, 2008, with cash, cash equivalents, short-term investments, and restricted investments totaling $168.0 million, an increase of $15.5 million from the prior quarter.

The non-GAAP financial measures presented above exclude stock-based compensation expense, expenses associated with the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, and legal settlement expenses. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP net income and earnings per share.

Financial Outlook

For the fiscal quarter ending April 30, 2008, the Company currently anticipates net revenue in the range of $88.0 to $91.0 million. On a GAAP basis, the Company expects earnings per share of $0.23 to $0.27 per diluted share. On a non-GAAP basis, which excludes the amortization of intangible assets, stock-based compensation expense, and expenses associated with the stock option investigation and related restatement of the Company’s consolidated financial statements, the Company expects earnings per share of $0.37 to $0.41 per diluted share.

About Non-GAAP Financial Measures

Blue Coat uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP net income per share. These measures are not in accordance with, or an alternative to, GAAP. The measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses. In addition, the Company’s management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Conference Call & Webcast

The Company will host a conference call today at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time). Participants should call (612) 332-0923 with the passcode: 909480. A replay of the call will be available starting Thursday, February 21, 2008 at 7:00 a.m. Pacific Time (10:00 a.m. Eastern Time), and can be accessed by calling (320) 365-3844 with the passcode: 909480. An audio Webcast of the call will also be available at http://www.bluecoat.com/aboutus/investor_relations.

About Blue Coat Systems

Blue Coat secures Web communications and accelerates business applications across the distributed enterprise. Blue Coat’s family of appliances and client-based solutions – deployed in branch offices, Internet gateways, end points, and data centers – provide intelligent points of policy-based control enabling IT organizations to optimize security and accelerate performance between users and applications. Blue Coat has installed more than 40,000 appliances worldwide. Blue Coat is headquartered in Sunnyvale, California, and can be reached at (408) 220-2200 or www.bluecoat.com.

# # #

FORWARD LOOKING STATEMENTS: The statements contained in this press release that are not purely historical are forward-looking statements, including: statements regarding the Company’s expected net revenue, GAAP earnings per share and non-GAAP earnings per share in the fourth fiscal quarter of 2008; and statements regarding Blue Coat Systems’ expectations, beliefs, intentions or strategies regarding future events, economic and industry conditions, and market acceptance of its products. All forward-looking statements included in this press release are based upon information available to Blue Coat Systems as of the date hereof, and Blue Coat Systems assumes no obligation to update any such forward-looking statements. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to the risks described in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2007 and quarterly report on Form 10-Q for the quarter ended October 31, 2007.

Media Contact:	Steve Schick	Investor Contact:	Carla Chun
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		carla.chun@bluecoat.com
	408-220-2076		408-220-2318

BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	January 31, 2008	October 31, 2007	January 31, 2007	January 31,
				2008	2007
Net revenue:
Product	$62,841	$56,709	$35,976	$167,626	$93,543
Service	18,540	16,716	11,132	49,583	29,685

Total net revenue	81,381	73,425	47,108	217,209	123,228
Cost of net revenue:
Product	13,168	10,815	8,183	33,802	22,429
Service	6,131	5,563	4,057	16,486	10,183

Total cost of net revenue	19,299	16,378	12,240	50,288	32,612

Gross profit	62,082	57,047	34,868	166,921	90,616
Operating expenses:
Research and development	13,240	12,709	9,711	37,564	28,429
Sales and marketing	32,483	31,358	18,634	92,455	48,497
General and administrative	6,517	6,792	6,894	18,991	21,606
Amortization of intangible assets	112	113	112	337	506
Restructuring reversal	—	—	—	—	(19)

Total operating expenses	52,352	50,972	35,351	149,347	99,019

Operating income/(loss)	9,730	6,075	(483)	17,574	(8,403)
Interest income	1,857	1,516	965	4,620	2,954
Other expense	(337)	(146)	(82)	(526)	(350)

Income/(loss) before income taxes	11,250	7,445	400	21,668	(5,799)
Provision for income taxes	760	492	358	1,583	640

Net income/(loss)	$10,490	$6,953	$42	$20,085	$(6,439)

Basic net income/(loss) per common share	$0.28	$0.20	$0.00	$0.59	$(0.22)

Diluted net income/(loss) per common share	$0.26	$0.17	$0.00	$0.50	$(0.22)

Shares used in computing basic net income/(loss) per common share	37,721	34,625	29,408	34,256	29,046

Shares used in computing diluted net income/(loss) per common share	40,597	40,835	36,354	40,210	29,046

BLUE COAT SYSTEMS, INC.

Table 2

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

Excluding Stock-Based Compensation, Expenses Associated with the Stock Option Investigation and Related Restatement,

Amortization of Intangible Assets, Legal Settlement Expenses,

and Restructuring Expenses

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	January 31, 2008	October 31, 2007	January 31, 2007	January 31,
				2008	2007
Net revenue:
Product	$62,841	$56,709	$35,976	$167,626	$93,543
Service	18,540	16,716	11,132	49,583	29,685

Total net revenue	81,381	73,425	47,108	217,209	123,228
Cost of net revenue:
Product	12,660	10,289	7,778	32,160	21,159
Service	5,936	5,369	3,952	15,864	9,844

Total cost of net revenue	18,596	15,658	11,730	48,024	31,003

Gross profit	62,785	57,767	35,378	169,185	92,225
Operating expenses:
Research and development	12,152	11,437	8,901	33,516	25,805
Sales and marketing	31,240	29,927	17,997	88,147	45,968
General and administrative	4,819	4,923	3,272	14,019	9,372

Total operating expenses	48,211	46,287	30,170	135,682	81,145

Operating income	14,574	11,480	5,208	33,503	11,080
Interest income	1,857	1,516	965	4,620	2,954
Other expense	(337)	(146)	(82)	(526)	(350)

Income before income taxes	16,094	12,850	6,091	37,597	13,684
Provision for income taxes	760	492	358	1,583	640

Net income	$15,334	$12,358	$5,733	$36,014	$13,044

Basic net income per common share	$0.41	$0.36	$0.19	$1.05	$0.45

Diluted net income per common share	$0.38	$0.30	$0.16	$0.90	$0.37

Shares used in computing basic net income per common share	37,721	34,625	29,408	34,256	29,046

Shares used in computing diluted net income per common share	40,597	40,835	36,354	40,210	35,604

BLUE COAT SYSTEMS, INC.

Table 3

RECONCILIATION OF NON-GAAP TO GAAP NET INCOME AND EARNINGS PER SHARE

(In thousands, except per share amounts)

(Unaudited)

		Three Months Ended			Nine Months Ended
		January 31, 2008	October 31, 2007	January 31, 2007	January 31,
					2008	2007
Net income (Non-GAAP)		$15,334	$12,358	$5,733	$36,014	$13,044
Stock-based compensation	(1)	(3,961)	(3,966)	(2,085)	(11,276)	(7,610)
Expenses related to stock option investigation and related restatement	(2)	(435)	(740)	(3,197)	(3,058)	(10,495)
Amortization of intangible assets (Cost of net revenue)	(3)	(336)	(336)	(297)	(1,008)	(891)
Amortization of intangible assets (Opex)	(3)	(112)	(113)	(112)	(337)	(506)
Legal settlement	(4)	—	(250)	—	(250)	—
Restructuring		—	—	—	—	19

Net income/(loss) (GAAP)		$10,490	$6,953	$42	$20,085	$(6,439)

Diluted net income per common share (Non-GAAP)		$0.38	$0.30	$0.16	$0.90	$0.37
Stock-based compensation		(0.10)	(0.09)	(0.06)	(0.27)	(0.21)
Expenses related to stock option investigation and related restatement		(0.01)	(0.02)	(0.09)	(0.08)	(0.29)
Amortization of intangible assets (Cost of net revenue)		(0.01)	(0.01)	(0.01)	(0.03)	(0.03)
Amortization of intangible assets (Opex)		—	—	—	(0.01)	(0.01)
Legal settlement		—	(0.01)	—	(0.01)	—
Restructuring		—	—	—	—	—
Anti-dilution adjustment for GAAP-based net loss		—	—	—	—	(0.05)

Diluted net income (loss) per share (GAAP)		$0.26	$0.17	$0.00	$0.50	$(0.22)

Shares used in computing diluted net income (loss)per common share	(5)	40,597	40,835	36,354	40,210	35,604

(1) Includes stock-based compensation as follows:
Cost of product		$(172)	$(176)	$(108)	$(509)	$(379)
Cost of service		(195)	(187)	(105)	(534)	(339)
Research and development		(1,088)	(1,175)	(810)	(3,365)	(2,624)
Sales and marketing		(1,243)	(1,384)	(637)	(3,741)	(2,529)
General and administrative		(1,263)	(1,044)	(425)	(3,127)	(1,739)

Total stock-based compensation		$(3,961)	$(3,966)	$(2,085)	$(11,276)	$(7,610)

(2)	Includes expenses related to professional services associated with the Company’s stock option investigation and related restatement of the Company’s consolidated financial statements, and payments to former employees and tax authorities related to the taxes, penalties and interest associated with the repricing of certain stock options.

(3)	Amortization of intangible assets associated with the acquisitions of certain NetCache assets, Permeo Technologies, Inc., Cerberian, Inc., and Ositis Software, Inc., in September 2006, March 2006, November 2004 and November 2003, respectively.

(4)	In fiscal Q2 2008, we incurred approximately $250,000 in legal settlement expenses.

(5)	For the nine months ended January 31, 2007, shares used in computing diluted net income per common share on a non-GAAP basis differ from shares used in computing net loss per common share on a GAAP basis since the inclusion of certain instruments on a GAAP basis would have been anti-dilutive.

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	January 31, 2008	April 30, 2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$107,984	$50,013
Short-term investments	59,108	43,874
Restricted cash equivalents	—	4,120
Accounts receivable, net	48,522	32,079
Inventories	197	489
Prepaid expenses and other current assets	6,531	7,536

Total current assets	222,342	138,111
Property and equipment, net	11,918	9,309
Restricted cash	861	861
Goodwill	92,243	92,243
Identifiable intangible assets, net	5,420	6,650
Other assets	1,757	1,500

Total assets	$334,541	$248,674

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,384	$12,051
Accrued payroll and related benefits	15,239	11,710
Deferred revenue	62,493	41,910
Accrued restructuring	—	238
Other accrued liabilities	7,146	5,808

Total current liabilities	94,262	71,717
Deferred revenue, less current portion	19,148	13,858
Deferred rent, less current portion	1,495	1,585
Deferred income taxes	983	483
Other non-current liabilities	482	563
Commitments and contingencies
Series A redeemable convertible preferred stock	—	41,879
Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	1,107,849	1,028,409
Treasury stock	(903)	(903)
Accumulated deficit	(888,845)	(908,930)
Accumulated other comprehensive income	68	11

Total stockholders’ equity	218,171	118,589

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$334,541	$248,674

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP NET INCOME

TO PROJECTED NON-GAAP NET INCOME

(In thousands, except per share amounts)

	Three Months Ended April 30, 2008
	Low	High
Projected GAAP Net Income	$9,359	$11,180
Add back:
Stock based compensation expense (1)	4,100	4,100
Expenses related to stock option investigation and related restatement (2)	1,000	1,000
Amortization of intangible assets (3)	450	450

Projected Non-GAAP Net Income	$14,909	$16,730

Projected GAAP Net Income per Share	$0.23	$0.27
Add back:
Stock based compensation expense (1)	0.10	0.10
Expenses related to stock option investigation and related restatement (2)	0.03	0.03
Amortization of intangible assets (3)	0.01	0.01

Projected Non-GAAP Net Income per Share	$0.37	$0.41

Blue Coat uses non-GAAP financial measures of income for internal evaluation and to report the results of its business. These non-GAAP financial measures are not in accordance with, nor an alternative to, GAAP. The measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. Blue Coat believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. Blue Coat believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses. In addition, the Company’s management and board of directors use certain non-GAAP financial measures in developing operating budgets and in reviewing the Company’s financial results of operations, since items such as stock-based compensation expense, expenses related to the stock option investigation and related restatement of the Company’s consolidated financial statements, amortization of intangible assets, legal settlement expenses, and restructuring expenses do not impact its current resource allocation decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

(1)	Stock based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units, and employee stock purchase plan awards determined in accordance with SFAS No. 123(R).

(2)	These expenses are related to the Company’s stock option investigation and related restatement of the Company’s consolidated financial statements, which is discussed in detail in the Company’s annual report on Form 10-K for the year ended April 30, 2007.

(3)	Amortization of intangible assets consists of non-cash charges arising from prior acquisitions.